UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RENTECH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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RENTECH, INC. 10877 Wilshire Boulevard, Suite 600 Los Angeles CA 90024	VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the cost incurred by your company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY TELEPHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK	KEEP THIS PORTION FOR YOUR RECORDS
AS FOLLOWS:
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote “FOR” the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees(s) on the line below.
1.	Election of Directors	☐	☐	☐
Nominees

01 Michael S. Burke	02 Gen. Wesley K. Clark	03 Ronald M. Sega	04 Dennis L. Yakobson

The Board of Directors recommends you vote “FOR” proposals 2 and 3:		For	Against	Abstain

2.	Adoption of Amended and Restated 2009 Incentive Award Plan.	☐	☐	☐

3.	Advisory vote on executive compensation (“Say-On-Pay”).	☐	☐	☐

The Board of Directors recommends you vote “3 YEARS” on the following proposal:		1 year	2 years	3 years	Abstain

4.	Advisory vote on determining the frequency of Say-On-Pay (“Frequency Vote”).	☐	☐	☐	☐

The Board of Directors recommends you vote “FOR” the following proposal:		For	Against	Abstain

5.	Ratification of selection of independent registered public accounting firm.	☐	☐	☐
Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name, by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Ticket for Admission to
2011 Rentech Annual Shareholders Meeting

Time:	10:00 am PDT, May 11, 2011

Place:	Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California

Admission:	This ticket will admit shareholder. Ticket for one guest can be requested upon admission to the annual meeting. Valid admission ticket and government issued picture identification required to enter meeting.
Detach along perforated lines and retain ticket for admission to Annual Meeting

PROXY	Rentech, Inc.	PROXY
Annual Meeting of Shareholders—May 11, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder(s) of Rentech, Inc., a Colorado corporation, hereby acknowledge(s) receipt of the Proxy Statement dated March 31, 2011, and hereby appoint(s) Colin M. Morris, D. Hunt Ramsbottom, and Dan J. Cohrs, and each of them, proxy and attorney-in-fact, with full of substitution, on behalf and in the name of the undersigned at the Annual Meeting of Shareholders of Rentech, Inc., to be held at the Sheraton Gateway Los Angeles Hotel, 6101 W. Century Boulevard, Los Angeles, California on Wednesday, May 11, 2011 at 10:00 am (PDT) and at any adjournment or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side.
This proxy will be voted as specified by you. If no choice is specified, the proxy will be voted according to the recommendations of the Board of Directors indicated on the reverse side, and according to the discretion of the Board of Directors for any other matters that may properly come before the meeting or any postponement or adjournment thereof.
PLEASE MARK, SIGN AND DATE THIS PROXY AND VOTE
BY ONE OF THE METHODS DESCRIBED ON THE REVERSE SIDE.
(Continued, and to be signed and dated, on the reverse side)